UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2009

CITIGROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  212-559-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws.

On June 11, 2009, Citigroup Inc. (“Citigroup”) amended its Restated Certificate of Incorporation by filing a Certificate of Designation of Series R Participating Cumulative Preferred Stock with the Secretary of State of the State of Delaware.  See the description set out under Items 1.01 and 3.03 of Citigroup’s Current Report on Form 8-K filed on June 10, 2009, which is incorporated herein by reference, for a more complete description of the rights and preferences of the Series R Participating Cumulative Preferred Stock.  The Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Designation of Series R Participating Cumulative Preferred Stock of Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIGROUP INC.

By:	/s/ Michael J. Tarpley
	Name:	Michael J. Tarpley
	Title:	Assistant Secretary

June 12, 2009